EXHIBIT 99.1

Restoration Robotics® Stockholders Approve Merger Agreement with Venus Concept Ltd. and Related Proposals

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Restoration Robotics Reports Voting Results from 2019 Annual Meeting of Stockholders

SAN JOSE, CA, October 7, 2019 (GLOBE NEWSWIRE) – Restoration Robotics, Inc. (NASDAQ: HAIR) (“Restoration Robotics”), a global leader in robotic hair restoration, today announced the voting results for the nine proposals considered and voted upon by its stockholders at its Annual Meeting on October 4, 2019. The Company reported that the various proposals giving effect to the Agreement and Plan of Merger and Reorganization (the “Merger Agreement”) entered into between Restoration Robotics, Venus Concept Ltd., and Radiant Merger Sub Ltd., dated as of March 15, 2019, as amended on August 14, 2019, were approved by approximately 85% of the outstanding shares of Restoration Robotics. All proposals were approved by the stockholders. A Form 8-K disclosing the full voting results will be filed with the Securities and Exchange Commission on October 7, 2019.

The closing of the merger is anticipated to take place prior to the end of October 2019. For further information on the merger, please visit https://ir.restorationrobotics.com/, where an investor FAQ will be posted under Shareholder Resources.

About Restoration Robotics

Restoration Robotics, Inc., is a medical device company developing and commercializing the ARTAS® and ARTAS iX™ Robotic Hair Restoration System. The ARTAS Systems are the first and only physician-assisted robotic systems to dissect and assist in the harvesting of follicular units directly from the scalp, create recipient implant sites using proprietary algorithms and, in the case of the ARTAS iX System, robotically implant the hair follicles into the designated sites. Restoration Robotics has unique expertise in machine vision, image guidance, visual servoing and robotics, as well as developing intuitive interfaces to manage these technologies.

Non-solicitation

This document will not constitute an offer to sell or the solicitation of an offer to buy any securities, nor will there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

128 Baytech Drive    |    San Jose, CA 95134    |    T +1 408.883.6888

Cautionary Statement Regarding Forward-Looking Statements

This communication contains “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements, as they relate to Restoration Robotics or Venus Concept, the management of either such company or the proposed transactions involving Restoration Robotics and Venus Concept, including the proposed merger, the expected revenue, operating results and other financial information, involve risks and uncertainties that may cause results to differ materially from those set forth in the statements. These statements are based on current plans, estimates and projections, and therefore, you are cautioned not to place undue reliance on them. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. Restoration Robotics and Venus Concept undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise, except to the extent required by law. Forward-looking statements are not historical facts, but rather are based on current expectations, estimates, assumptions and projections about the business and future financial results of the medical device industry, and other legal, regulatory and economic developments. We use words such as “anticipates,” “believes,” “plans,” “expects,”, “projects”, “future,” “intends,” may,” “will,” “should,” “could,” “estimates,” “predicts,” “potential,” “continue,” “guidance,” and similar expressions which are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Actual results could differ materially from the results contemplated by these forward-looking statements. Material factors that could cause actual results to differ materially from current expectations include, without limitation, the following: the progress of Restoration Robotics’ commercialization, marketing and manufacturing capabilities; the number of ARTAS Systems and ARTAS® iX Systems that are sold; the timing or likelihood of regulatory filings and approvals for ARTAS for use in transplanting of hair in certain international markets; the timing and whether the proposed merger is able to be consummated; and the expected revenue for the combined company. Additionally, forward-looking statements related to Venus Concept’s future expectations are subject to numerous risks and uncertainties, including risks that planned development milestones and timelines will not be met. Additional risks relating to the transactions and Venus Concept’s business and operations are set forth in the Registration Statement on Form S-4 and the prospectus and proxy statement contained therein that Restoration Robotics filed with the SEC, but which remains subject to update and comments from the SEC. Neither Restoration Robotics nor Venus Concept gives any assurance that either Restoration Robotics or Venus Concept will achieve its expectations.

The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the businesses of Restoration Robotics described in the “Risk Factors” section of its Annual Report on Form 10-K for the year ended 2018 filed on March 20, 2019 and as amended on April 29, 2019, the Restoration Robotics’ Quarterly Report on Form 10-Q for the quarter ended March 31, 2019 and the Risk Factors contained in the Registration Statement on Form S-4 and the prospectus and definitive proxy statement contained therein for the proposed merger between Restoration Robotics and Venus

128 Baytech Drive    |    San Jose, CA 95134    |    T +1 408.883.6888

Concept, as well as any reports that Restoration Robotics may file with the SEC in the future. All forward-looking statements included in this document are based upon information available to Restoration Robotics and Venus Concept as of the date hereof, and neither Restoration Robotics nor Venus Concept assumes any obligation to update or revise such forward-looking statements to reflect events or circumstances that subsequently occur or of which Restoration Robotics or Venus Concept hereafter becomes aware.

Media Contact:

The Ruth Group

Kirsten Thomas

kthomas@theruthgroup.com

646-536-7000

Investor Contact:

The Ruth Group

Carol Ruth/Kaitlyn Brosco

cruth@theruthgroup.com/kbrosco@theruthgroup.com

646-536-7000

Venus Concept Contact:

Mike Piccinino, CFA

Westwicke

VenusConceptIR@westwicke.com

128 Baytech Drive    |    San Jose, CA 95134    |    T +1 408.883.6888